                Brandes Institutional International Equity Fund
================================================================================

                              Semi-Annual Report
                      For the Period Ended April 30, 1999

June 15, 1999

Dear Shareholder:

Your Fund returned 26.45% for the six-month period ended April 30, 1999. This compared to a return of 15.28% for the benchmark Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, for the same period. This semi-annual period was characterized early on by upheaval in Latin American financial markets, followed by a dramatic recovery in emerging markets and non-emerging Asia. Returns in your Fund were driven by strong performance in its holdings in Latin America and Asia, particularly those securities the Fund owned in Venezuela, Argentina, South Africa and Singapore. Industries showing the greatest strength for the period were the telecommunications, broadcasting, and metals industries.

Much of the movement in emerging markets this period was affected in some way by events in Brazil. In late 1998, disruption in Latin American markets was calmed by the news of the Brazilian government's approval of an IMF loan package and related austerity measures. Then, in January of 1999, Brazil abruptly devalued its currency, the real. This brought turmoil not only to its domestic markets, but to emerging markets the world over. Beginning in March, however, emerging markets staged a rally. For the 6-month period ended April 30, 1999, the Morgan Stanley Emerging Markets Free Index ended up 34.87%.

In developed markets, Japan showed considerable strength, amid indications that the Tokyo government was taking steps to address problems in that country's banking system. The MSCI Japan Index rose 26.93% for the semi-annual period. European stocks, on the other hand, were generally mixed, with the MSCI Europe Index up about 10.81% for the six months.

In analyzing a possible recovery in emerging markets, we have two observations to make. First, we believe that caution is appropriate. The timing and strength of any recovery is likely to vary from country to country and from region to region. Significant political, economic, and financial problems are yet to be overcome. Accordingly, we expect that emerging markets could remain volatile for the foreseeable future.

Secondly, while we welcome a recovery in the emerging economies of Asia and Latin America, we also recognize that the upheaval in these regions created opportunities for us to accumulate good businesses at historically undervalued prices. Clearly, these opportunities will not last

                 Brandes Institutional International Equity Fund


forever. To the extent that economic storm clouds slowly dissipate from the affected regions, we believe that the companies we purchase for the Fund during difficult periods will prove to be sound long-term investments.

Value Investing

We urge investors to focus on the long term, and view large and sudden market moves with skepticism. As we have said in previous letters, we don't believe such moves accurately reflect actual changes in underlying values of companies in these markets. Rather, these moves are likely due to shifts in sentiment. This is an important distinction. As value investors, we expect markets to overreact and misprice securities on a regular basis. These mispricings allow us to buy quality businesses at levels which offer the opportunity for profit with a reasonable margin of safety against price declines. We believe that over longer periods, sentiment becomes neutralized, and investors are able to focus on fundamentals. Recent events in emerging markets may be a first step in the process of returning calm to equity markets.

We thank you for your confidence in Brandes' long-term value investment approach and look forward to continuing to serve you.


Sincerely yours,

/s/ Betsy M. Blodgett

Betsy M. Blodgett
President

                Brandes Institutional International Equity Fund


         Comparison of the change in value of a $1,000,000 investment in the Brandes Institutional International Equity Fund and the Morgan
         Stanley Capital International EAFE (Europe, Australasia and Far
                      East) Index with Dividends Reinvested


       Average Annual Total Returns For Periods Ending April 30, 1999

      1 Year.................................................. 18.01%
      Since Inception (January 2, 1997)....................... 24.56%



                           [LINE GRAPH APPEARS HERE]

                   Brandes Institutional                MSCI EAFE with
                   International Equity Fund            Dividends Reinvested
                   -------------------------            --------------------
  1/2/97                 1,000,000.00                       1,000,000.00
 4/30/97                 1,062,400.00                         999,507.78
 7/31/97                 1,227,200.00                       1,141,432.04
10/31/97                 1,165,600.00                       1,029,617.75
 1/31/98                 1,239,292.96                       1,075,028.83
 4/30/98                 1,411,462.11                       1,188,568.24
 7/31/98                 1,402,528.80                       1,203,831.84
10/31/98                 1,317,256.35                       1,128,929.58
 1/31/99                 1,420,630.51                       1,229,938.40
 4/30/99                 1,665,720.46                       1,301,423.23

           Past performance is not indicative of future performance.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

                Brandes Institutional International Equity Fund


PORTFOLIO OF INVESTMENTS at April 30, 1999  (Unaudited)
================================================================================

EQUITY SECURITIES: 95.8%                                                    Shares         Value
---------------------------------------------------------------------------------------------------
Argentina: 3.4%
YPF Sociedad Anonima, Class D, ADR ....................................    172,960      $ 7,264,320
                                                                                        -----------
Austria: 0.6%
EVN AG ................................................................      7,805        1,164,994
                                                                                        -----------
Brazil: 5.8%
Banco Bradesco S.A., preferred, ADR ...................................    242,000        1,283,689
Centrais Eletricas Brasileiras S.A. (Eletrobras), ADR .................    391,130        3,890,139
Centrais Geradoras do Sul do Brasil S.A., ADR .........................     20,613           87,597
Companhia Cervejaria Brahma, preferred, ADR ...........................    231,240        2,254,590
Embratel Participacoes S.A., preferred, ADR ...........................     13,090          212,712
Petroleo Brasileiro S.A., preferred, ADR ..............................    227,690        3,678,240
Tele Celular Sul Participacoes S.A., preferred, ADR ...................      1,309           25,934
Tele Centro Oeste Celular Participacoes S.A., preferred, ADR ..........      4,363           15,815
Tele Centro Sul Participacoes S.A., preferred, ADR ....................      2,618          139,081
Tele Leste Celular Participacoes S.A., preferred, ADR .................        261            9,363
Tele Nordeste Celular Participacoes S.A., preferred, ADR ..............        654           14,388
Tele Norte Celular Participacoes S.A., preferred, ADR .................        261            7,993
Tele Norte Leste Participacoes S.A., preferred, ADR ...................     13,090          221,711
Telemig Celular Participacoes S.A., preferred, ADR ....................        654           17,535
Telesp Celular Participacoes S.A., preferred, ADR .....................      5,236          130,900
Telesp Participacoes S.A., preferred, ADR .............................     13,090          327,250
                                                                                        -----------
                                                                                         12,316,937
                                                                                        -----------

Denmark: 1.8%
Den Danske Bank Group .................................................     32,820        3,778,740
                                                                                        -----------
France: 6.8%
Alcatel Alsthom Group .................................................     19,000        2,332,544
Elf Aquitaine S.A .....................................................     40,255        6,251,834
Michelin Group, class B ...............................................     47,100        2,137,242
PSA Peugeot Citroen ...................................................     22,495        3,731,263
                                                                                        -----------
                                                                                         14,452,883
                                                                                        -----------

See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund


PORTFOLIO OF INVESTMENTS at April 30, 1999  (Unaudited)
===========================================================================================================
EQUITY SECURITIES: 95.8%                                                            Shares          Value
-----------------------------------------------------------------------------------------------------------
Germany: 5.3%
BASF AG ....................................................................         43,000     $ 1,876,240
Deutsche Telekom AG ........................................................        236,900       9,423,242
                                                                                                -----------
                                                                                                 11,299,482
                                                                                                -----------

Hong Kong/China: 8.0%
CITIC Pacific Limited ......................................................        900,000       2,438,460
Hutchison Whampoa Limited ..................................................        983,900       8,822,532
Swire Pacific Limited, class A .............................................        998,000       5,601,175
                                                                                                -----------
                                                                                                 16,862,167
                                                                                                -----------

Italy: 4.7%
ENI S.p.A ..................................................................        288,000       1,895,616
Telecom Italia S.p.A .......................................................        758,900       8,073,937
                                                                                                -----------
                                                                                                  9,969,553
                                                                                                -----------

Japan: 18.4%
Canon Inc. .................................................................         80,000       1,956,944
Hitachi, Ltd. ..............................................................      1,272,800       9,297,804
Japan Tobacco, Inc. ........................................................             77         774,063
Komatsu Ltd. ...............................................................        481,000       2,864,980
Kyocera Corporation ........................................................         94,400       5,606,906
Matsushita Electric Works, Ltd. ............................................        204,000       3,879,366
Mitsubishi Heavy Industries, Ltd. ..........................................      1,291,000       5,656,259
Nippon Oil Company, Limited ................................................        287,000       1,281,484
Ono Pharmaceutical Co., Ltd. ...............................................         49,000       1,896,457
The Tokio Marine & Fire Insurance Co., Ltd. ................................        493,400       5,749,492
                                                                                                -----------
                                                                                                 38,963,755
                                                                                                -----------

Mexico: 3.6%
Telefonos de Mexico S.A. de C.V., Class L, ADR .............................         99,720       7,553,791
                                                                                                -----------

Netherlands: 3.9%
ING Groep N.V ..............................................................        101,050       6,224,074
Koninklijke (Royal) Philips Electronics N.V ................................         49,213       2,053,748
                                                                                                -----------
                                                                                                  8,277,822
                                                                                                -----------


See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund


PORTFOLIO OF INVESTMENTS at April 30, 1999  (Unaudited)
--------------------------------------------------------------------------------

EQUITY SECURITIES: 95.8%                                                           Shares       Value
--------------------------------------------------------------------------------------------------------
Singapore: 4.9%
The Development Bank of Singapore Ltd. ...................................        690,140    $ 7,323,282
Jardine Matheson Holdings Limited ........................................        705,997      3,007,547
                                                                                             -----------
                                                                                              10,330,829
                                                                                             -----------
South Africa: 4.0%
DeBeers/Centenary linked unit ............................................        277,710      6,937,057
Iscor Limited ............................................................      1,179,110        368,119
South African Breweries Plc ..............................................        126,000      1,052,756
                                                                                             -----------
                                                                                               8,357,932
                                                                                             -----------
South Korea: 1.6%
Korea Electric Power Corporation, ADR ....................................        146,150      2,411,476
Pohang Iron & Steel Co., Ltd., ADR .......................................         41,190      1,060,643
                                                                                             -----------
                                                                                               3,472,119
                                                                                             -----------
Spain: 2.6%
Argentaria S.A ...........................................................        172,380      4,053,982
Union Electrica Fenosa S.A ...............................................        105,400      1,401,968
                                                                                             -----------
                                                                                               5,455,950
                                                                                             -----------
Switzerland: 2.2%
Allied Zurich Plc ........................................................        198,720      2,713,443
Swisscom AG ..............................................................          5,100      1,871,867
                                                                                             -----------
                                                                                               4,585,310
                                                                                             -----------
United Kingdom: 16.3%
The BOC Group Plc ........................................................         79,200      1,255,954
British American Tobacco Plc .............................................        273,720      2,295,772
British Steel Plc ........................................................      1,418,000      3,369,594
Diageo Plc ...............................................................        550,683      6,354,662
HSBC Holdings Plc ........................................................        245,800      9,133,363




See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

PORTFOLIO OF INVESTMENTS at April 30, 1999  (Unaudited)
=============================================================================================================
EQUITY SECURITIES: 95.8%                                                                Shares         Value
-------------------------------------------------------------------------------------------------------------
United Kingdom-Continued
Imperial Chemical Industries Plc ...........................................           179,940   $ 1,947,653
Invensys Plc ...............................................................         1,217,359     6,211,453
Marks & Spencer Plc ........................................................           108,000       737,349
Reckitt and Colman Plc .....................................................           170,000     2,020,519
Royal & Sun Alliance Insurance Group Plc ...................................           135,000     1,163,781
                                                                                                 -----------
                                                                                                  34,490,100
                                                                                                 -----------

Venezuela: 1.9%
Compania Anonima Nacional
Telefonos de Venezuela, ADR ................................................           147,690     4,061,475
                                                                                                 -----------
Total Equity Securities (Cost $169,562,303) ...............................................      202,658,159
                                                                                                 -----------


=============================================================================================================
SHORT-TERM INVESTMENTS: 3.8%                                                  Principal Amount         Value
-------------------------------------------------------------------------------------------------------------
Investors Bank & Trust Co., Repurchase Agreement, 4.25%,
dated 04/30/1999, due 05/01/1999, collateralized by
$8,543,907 Citicorp Mortgage Securities, Inc., Series
1998-8 A1,  6.750%, due 9/25/2028, (cost $8,137,054)                                $8,137,054    $8,137,054
                                                                                                ------------

Total Investments in Securities (cost $177,699,357**) 99.6%                                      210,795,213
Other Assets less Liabilities: 0.4%                                                                  770,553
                                                                                                ------------
Total Net Assets: 100.0%                                                                        $211,565,766
                                                                                                ============

-----------------------------------
 *   Non-income producing security.

**   At April 30, 1999 the cost basis of securities for federal tax purposes was the same as for financial reporting. Net unrealized appreciation consists of:
                  Gross unrealized appreciation                                                 $ 40,656,427
                  Gross unrealized depreciation                                                   (7,560,571)
                                                                                                ------------
                    Net unrealized appreciation                                                 $ 33,095,856
                                                                                                ============


See accompanying Notes to Financial Statements.                                7

        Brandes Institutional International Equity Fund


SCHEDULE OF INVESTMENTS By Industry at April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Automobile ...............................................................  2.8%
Banking................................................................... 12.1
Beverages and Tobacco.....................................................  6.0
Chemicals.................................................................  2.4
Drugs.....................................................................  0.9
Electrical & Electronics..................................................  8.3
Energy Sources............................................................  9.6
Food and Household Products...............................................  2.0
Insurance.................................................................  7.5
Machinery & Engineering...................................................  7.9
Metals-Steel..............................................................  3.1
Merchandising.............................................................  0.4
Misc. Materials and Commodities...........................................  3.3
Multi-Industry............................................................  9.4
Industrial Components.....................................................  2.7
Telecommunications........................................................ 16.1
Utilities-Electrical & Gas................................................  1.3
                                                                          ------
Total Equity Securities................................................... 95.8
Short-Term Investments....................................................  3.8
                                                                          ------
Total Investments......................................................... 99.6


Other Assets less
Liabilities...............................................................  0.4
                                                                          ------
Net Assets................................................................100.0%
                                                                          ======








See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund


STATEMENTS OF ASSETS AND LIABILITIES at April 30, 1999 - (Unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $177,699,357)......................     $210,795,213
   Foreign Cash.................................................................                1
   Receivable for dividends and interest........................................          907,240
   Prepaid expenses.............................................................           29,049
   Deferred organization costs..................................................            9,223
                                                                                     ------------
   Total assets.................................................................      211,740,726
                                                                                     ------------


LIABILITIES
   Due to investment advisor....................................................          149,332
   Accrued expenses.............................................................           25,628
                                                                                     ------------
   Total liabilities............................................................          174,960
                                                                                     ------------

Net Assets......................................................................     $211,565,766
                                                                                     ============


SOURCE OF NET ASSETS
   Paid-in capital..............................................................     $172,934,039
   Undistributed net investment income..........................................          798,628
   Net realized gain on investment and foreign currency.........................        4,740,802
   Net unrealized appreciation (depreciation) on:
     Investments................................................................       33,095,856
     Foreign currency...........................................................           (3,559)
                                                                                     ------------
       Net assets ..............................................................     $211,565,766
                                                                                     ============


   Net asset value, offering price and redemption price per share
   (11,318,044 shares outstanding; unlimited number of shares authorized
   without par value)...........................................................           $18.69
                                                                                     ============





See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund


STATEMENT OF OPERATIONS - Six Months ended April 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends (net of withholding tax of $105,309)..............................   $1,657,111
    Interest....................................................................      143,833
                                                                                  -----------
      Total income..............................................................    1,800,944
                                                                                  -----------


  Expenses:
    Advisory fees...............................................................      887,368
    Custody fees................................................................       83,381
    Administration fees.........................................................       69,260
    Accounting fees.............................................................       34,805
    Registration fees...........................................................       22,778
    Printing....................................................................       17,764
    Auditing fees...............................................................       14,264
    Transfer agent fees.........................................................       13,067
    Legal fees..................................................................       10,067
    Trustees' fees..............................................................        8,149
    Amortization of deferred organization costs.................................        1,444
    Insurance...................................................................        1,244
    Miscellaneous...............................................................        3,076
                                                                                  -----------
    Total expense...............................................................    1,166,667
    Expense reimbursements......................................................     (101,824)
                                                                                  -----------
    Net expenses................................................................    1,064,843
                                                                                  -----------
    Net investment income ......................................................      736,101
                                                                                  -----------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments and foreign currency.......................    4,794,372
    Net change in unrealized appreciation on investments and foreign currency...   38,112,144
                                                                                  -----------
     Net realized and unrealized gain on investments and foreign currency.......   42,906,516
                                                                                  -----------
      Net increase in net assets resulting from operations......................  $43,642,617
                                                                                  ===========

 See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            For the Six Months     For the Year
                                                                                  ended                ended
                                                                             April 30, 1999 #     October 31, 1998
                                                                            ------------------    ----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income................................................        $736,101            $2,325,435
   Net realized gain on investments and foreign currency................       4,794,372            12,473,013
   Net unrealized appreciation (depreciation) on investments
    and foreign currency................................................      38,112,144           (7,148,668)
                                                                           -------------         -------------
    Net increase in net assets resulting from operations................      43,642,617             7,649,780
                                                                           -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...........................................     (2,286,065)             (349,689)
   From realized gains..................................................    (12,503,131)             (724,896)
                                                                           -------------         -------------
   Total distributions to shareholders .................................    (14,789,196)           (1,074,585)
                                                                           -------------         -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold............................................      41,693,886           160,815,973
   Net asset value of shares issued on reinvestment of distributions...      13,228,096               917,917
   Cost of shares redeemed..............................................    (32,224,807)          (59,423,431)
                                                                           -------------         -------------
    Net increase in net assets resulting from capital share
     transactions.......................................................      22,697,175           102,310,459
                                                                           -------------         -------------
    Net increase in net assets .........................................      51,550,596           108,885,654
                                                                           -------------         -------------
NET ASSETS:
   Beginning of period..................................................     160,015,170            51,129,516

   End of period (including undistributed net investment income of
    $798,629 and $2,348,592 respectively)...............................    $211,565,766          $160,015,170
                                                                           =============         =============
CHANGES IN SHARES:
   Shares sold..........................................................       2,533,789            10,048,815
   Shares issued on reinvestment from distributions.....................         867,985                61,154
   Shares redeemed......................................................     (1,950,952)           (3,752,756)
                                                                           -------------         -------------
   Net increase.........................................................       1,450,822             6,357,213
                                                                           =============         =============

# Unaudited




See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period

---------------------------------------------------------------------------------------------------------------------
                                                          For the six months         Year           January 2, 1997*
                                                              ended                  ended               through
                                                          April 30, 1999#       October 31, 1998    October 31, 1997
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................    $   16.22            $   14.57         $  12.50
                                                               ---------            ---------         --------
Income from investment operations:
  Net investment income ...................................         0.03                 0.21             0.17
  Net realized and unrealized gain
   on investments and foreign currency ....................         3.74                 1.66             1.90
                                                               ---------            ---------         --------
  Total from investment operations ........................         3.77                 1.87             2.07
                                                               ---------            ---------         --------

  Less distributions:
   From net investment income .............................        (0.20)               (0.07)            0.00
   From net capital gains .................................        (1.10)               (0.15)            0.00
                                                               ---------            ---------         --------
  Total distributions .....................................        (1.30)               (0.22)            0.00
                                                               ---------            ---------         --------

  Net asset value, end of period ..........................    $   18.69            $   16.22         $  14.57
                                                               =========            =========         ========

  Total return ............................................        26.45%***            13.01%           16.56%***

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...................    $ 211,566            $ 160,015         $ 51,130
  Ratio of expenses to average net assets:
     Before expense reimbursement .........................         1.31%**              1.37%            1.76%**
     After expense reimbursement ..........................         1.20%**              1.20%            1.19%**
  Ratio of net investment income to average
     net assets:
     Before expense reimbursement .........................         0.72%**              1.75%            0.84%**
     After expense reimbursement ..........................         0.83%**              1.92%            1.40%**
  Portfolio turnover rate .................................        10.85%               50.08%           27.40%


  # Unaudited.
   *Commencement of operations.
  **Annualized.
 ***Not annualized.






 See accompanying Notes to Financial Statements.

        Brandes Institutional International Equity Fund


NOTES TO FINANCIAL STATEMENTS at April 30, 1999 - Unaudited
================================================================================

NOTE 1 - ORGANIZATION

      The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

      Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

      Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

      B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of

                Brandes Institutional International Equity Fund


NOTES TO FINANCIAL STATEMENTS at April 30, 1999 - Unaudited
================================================================================

the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

        If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

      D. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      E. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      F. Deferred Organization Costs. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

      G. Concentration of Risk. As of April 30, 1999 the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

      H. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. The Fund is responsible for its own operating expenses. In order to maintain the Fund's operating expenses at 1.20% of average daily net assets, the Advisor has waived fees totaling $101,824 during the six months ended April 30, 1999. Any such

                Brandes Institutional International Equity Fund


NOTES TO FINANCIAL STATEMENTS at April 30, 1999 - Unaudited
================================================================================

reductions made by the Advisor in its fees or reimbursement of expenses are subject to reimbursement by the Fund. At April 30, 1999, the cumulative fee waiver from the Advisor to the Fund was $453,502.

      Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.10 of 1% of the first $100 million, 0.05 of 1% of the next $100 million and 0.03 of 1% in excess of $200 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the six months ended April 30, 1999 the Fund paid $69,260 in such fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers of the Fund are also officers and/or Trustees of the Adviser, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the six months ended April 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $18,868,742 and $21,019,085, respectively.

NOTE 5 - YEAR 2000 ISSUE

      Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's brokers and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue."

      The Fund has assessed its computer systems and the systems compliance issues of its brokers and major 2000 issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by its brokers and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to address all Year 2000 issues. The inability of the Fund or its third party providers to timely complete all necessary procedures to address the Year 2000 issue could have a materially adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. For the six months ended April 30, 1999, the Fund incurred no significant Year 2000 related expenses and does not expect to incur significant Year 2000 expenses in the future.

      The Fund is in the process of establishing a contingency plan to address recovery from unavoidable Year 2000 problems, if any.

BRANDES
Investment Trust

ADVISOR                                     BRANDES
Brandes Investment Partners, L.P.           INVESTMENT TRUST
12750 High Bluff Drive
San Diego California 92130
800.331.2979

DISTRIBUTOR
First Fund Distributors, Inc.
4155 East Camelback Road
Suite 261E
Phoenix Arizona 85018

Transfer Agent                              SEMI-ANNUAL
Investors Bank & Trust Co.                  REPORT
200 Clarendon Street 16th Floor
Boston Massachusetts 02116                  For the period ending April 30, 1999


AUDITORS
Ernst & Young LLP
515 South Flower Street
Los Angeles California 90071

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles California 90071

This report is intended for shareholders    WORLDWIDE VALUE SPECIALISTS
of the Brandes Institutional International
Equity Fund and may not be used as sales brochure unless accompanied by a current prospectus